UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 18, 2010

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6868 Cortona Drive

Santa Barbara, CA 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                         Other Events

On November 18, 2010, Occam Networks, Inc. (the “Company”) and Calix, Inc. (“Calix”) issued a joint press release announcing that the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the pending merger by which the Company will become a wholly owned subsidiary of Calix.  The proposed merger was announced on September 16, 2010, and remains subject to approval by the Company’s stockholders and the satisfaction or waiver of customary closing conditions set forth in the merger agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01.                      Financial Statements and Exhibits.

(d)                      Exhibits

Exhibit Number	Description
99.1	Joint Press Release of Calix, Inc. and Occam Networks, Inc. dated November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

Date: November 18, 2010	By:	/s/ Jeanne Seeley
Jeanne Seeley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Joint Press Release of Calix, Inc. and Occam Networks, Inc. dated November 18, 2010.